SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 20, 2001


                          BestNet Communications Corp.
             (Exact Name of Registrant as Specified in its Charter)


          Nevada                      001-15482                 86-1006416
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)         Identification Number)


            5210 E. Williams Circle, Suite 200 Tucson, Arizona 85711
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (520) 750-9093

ITEM 5. OTHER EVENTS.

     On August 20, 2001, BestNet Communications Corp., (the "Company") engaged Robert Blanchard as its new President and Chief Executive Officer. Robert Blanchard is the successor to Gerald Quinn, who will remain chairman of the Company's Board of Directors. Robert Blanchard will be responsible for all aspects of the Company, including general administration, strategic relations, finance, sales, marketing, technical operations and customer service.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          Exhibit No.                    Description
          -----------                    -----------

              99           Press release, issued by BestNet Communications Corp.
                           Dated August 27, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corp.


                                             By: /s/ Robert A. Blanchard
                                                 -------------------------------
                                                 Robert A. Blanchard
                                                 Chief Executive Officer

Date: August 29, 2001

                                 EXHIBIT INDEX

          Exhibit No.                    Description
          -----------                    -----------

              99           Press release, issued by BestNet Communications Corp.
                           Dated August 27, 2001